UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event     November 7, 2000 (November 3, 2000)
reported)                                  -------------------------------------
                              DT INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23400              44-0537828
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri        65804
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (417) 890-0102
area code                                   ------------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On November 3, 2000, the Company issued a press release announcing that Stephen J. Perkins will be joining the Company as President and Chief Executive Officer effective November 6, 2000. A copy of the press release announcing this event is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1        Press Release dated November 3, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  November 7, 2000
                                          DT INDUSTRIES, INC.


                                          By:   /s/ Wayne W. Schultz
                                              --------------------------------
                                              Wayne W. Schultz
                                              Senior Vice President--Finance